UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 25, 2007 (May 10, 2007)

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                                             Material Modification to Rights of Security Holders.

On October 25, 2007, Behringer Harvard Opportunity REIT I, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”) announced the termination of our Automatic Purchase Plan, effective as of November 16, 2007. As a result of this termination, our stockholders will no longer be permitted to make automatic regular acquisitions of shares of our common stock, $0.0001 par value per share. Pursuant to the terms of the Automatic Purchase Plan, notice of the termination will be sent to all of the plan’s participants at least ten days prior to the termination date.

Item 8.01                                             Other Events.

On May 10, 2007, Behringer Harvard Opportunity REIT I, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”) acquired 5000 South Bowen Road, a data center facility in Arlington, Texas (“5000 S. Bowen Road”), through Behringer Harvard Bowen Road LP, a wholly-owned subsidiary of Behringer Harvard Opportunity OP I, LP, our operating partnership. 5000 S. Bowen Road consists of a one-story building containing approximately 87,000 rentable square feet located on approximately 69.6 acres of land, of which approximately 13.8 acres is developable land. The total contract purchase price of 5000
S. Bowen Road, exclusive of closing costs, was $18 million. Therefore, the acquisition is individually insignificant under Rule 3-14 of Regulation S-X. The purchase price for the transaction was determined through negotiations between the sellers, each an unaffiliated third party, and our advisor and its affiliates. The purchase price was paid entirely through the use of proceeds of our offering of common stock to the public.

Item 9.01               Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Independent Auditors’ Report

Statement of Revenues and Certain Operating Expenses for the three months ended March 31, 2007 (unaudited) and for the year ended December 31, 2006

Notes to the Statement of Revenues and Certain Operating Expenses for the three months ended March 31, 2007 (unaudited) and for the year ended December 31, 2006

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006

Unaudited Notes to Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

None.

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Behringer Harvard Opportunity REIT I, Inc.

Addison, Texas

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of 5000
S. Bowen Road located in Arlington, Texas (the “Property”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K of Behringer Harvard Opportunity REIT I, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Historical Summary of 5000 S. Bowen Road for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Dallas, Texas

July 16, 2007

5000 S. Bowen Road

Statement of Revenues and Certain Operating Expenses

For the Three Months Ended March 31, 2007 (Unaudited) and

For the Year Ended December 31, 2006

	Three Months Ended March 31, 2007	Year Ended December 31, 2006
	(Unaudited)
Revenues
Rental income	$324,755	$1,148,305
Tenant reimbursement and other income	45,976	163,257
Total revenues	370,731	1,311,562

Expenses
Property operating expenses	—	4,443
Property taxes	55,181	220,725
General and administrative	1,273	92
Total expenses	56,454	225,260

Revenues in excess of certain operating expenses	$314,277	$1,086,302

See accompanying Notes to the Statement of Revenues and Certain Operating Expenses.

5000 S. Bowen Road

Notes to the Statement of Revenues and Certain Operating Expenses

For the Three Months Ended March 31, 2007 (Unaudited) and

For the Year Ended December 31, 2006

NATURE OF OPERATIONS

On March 23, 2007, Behringer Harvard Opportunity REIT I, Inc. (the “Company”), entered into a contract to purchase 5000 S. Bowen Road (“5000 S. Bowen Road”) from an unaffiliated seller, ECBD Bowen Road. The office building has approximately 87,000 aggregate rentable square feet (unaudited) and is located on approximately 70 acres (unaudited) in Arlington, Texas. The contract price for 5000 S. Bowen Road is $18,500,000, excluding closing costs.

The statement of revenues and certain operating expenses (the “Historical Summaries”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summaries include the historical revenue and certain operating expenses of 5000 S. Bowen Road, exclusive of items which may not be comparable to the proposed future operations of 5000 S. Bowen Road such as depreciation and amortization, interest expense and corporate expenses. The Historical Summaries are not intended to be a complete presentation of the revenue and expenses of 5000 S. Bowen Road for the three month period ended March 31, 2007 and the year ended December 31, 2006.

The statement of revenues and certain operating expenses and notes thereto for the three months ended March 31, 2007, included in this report, are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consist of normal recurring items. Interim results are not necessarily indicative of results for a full year.

SIGNIFICANT ACCOUNTING POLICIES

Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenue and certain expenses during the reporting period. Actual results may differ from those estimates.

Revenue Recognition

5000 S. Bowen Road’s operations consist of rental income earned from its tenant under a lease agreement which provides for minimum rent payments. The lease has been accounted for as an operating lease. Rental income is recognized by amortizing the aggregate lease payments on a straight-line basis over the entire term of the lease, which amounted to an increase in rental income of approximately $30,000 (unaudited) and $28,000, respectively for the three month period ended March 31, 2007 and the year ended December 31, 2006.

Reimbursement income consists of recovery of certain basis operating costs over an established base amount. Recoveries are recognized as revenue in the period the applicable costs are incurred.

Leases

The aggregate annual minimum cash payments to be received on the non-cancelable operating leases in effect as of December 31, 2006 are as follows:

Year ending December 31,	Amount
2007	$1,207,858
2008	1,246,509
2009	1,286,398
2010	1,327,562
2011	1,370,044
Thereafter	1,770,119
$8,208,490

The minimum future rental income represents the base rent required to be paid under the terms of the leases exclusive of charges for real estate taxes and operating cost escalations.

CONCENTRATIONS AND COMMITMENTS

As of December 31, 2006, 5000 S. Bowen Road only has one tenant, which represents 100% of 5000 S. Bowen Road’s rental income. Atos Origin IT Services, a data services provider, executed a new lease in April 2006 based on triple net terms.

*****

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2006

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired 12600 Whitewater, Ferncroft Corporate Center, Chase Park Plaza, Bent Tree Green, Las Colinas Commons, Santa Clara Tech Center, an interest in Royal Island, 5000 S. Bowen Road, the Lodge & Spa at Cordillera, Rio Salado Business Center, Frisco Square, the Houston Portfolio, GrandMarc TCU, and GrandMarc UVA on January 1, 2006. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transactions on January 1, 2006, nor does it purport to represent our future operations.

	Year Ended December 31, 2006 as Reported (a)	Statement of Revenues and Certain Operating Expenses or Operations (b)	Pro Forma Adjustment of Former Structure (c)	Other Pro Forma Adjustments		Pro Forma Year Ended December 31, 2006

Revenues
Rental revenue	$4,660,664	$31,806,913	$(5,302,293)	$11,022,585	(d)	$42,187,869
Hotel revenue	—	26,711,765	(19,589,494)	—		7,122,271
Total revenues	4,660,664	58,518,678	(24,891,787)	11,022,585		49,310,140

Expenses
Property operating expenses	1,555,818	29,582,507	(15,406,202)	—		15,732,123
Interest expense	560,018	5,147,626	(3,499,346)	5,483,599	(e)	7,691,897
Real estate taxes	431,788	4,810,207	—	301,527	(f)	5,543,522
Property management fees	155,407	1,472,201	(486,860)	207,365	(g)	1,348,113
Asset management fees	200,120	—	—	2,708,371	(h)	2,908,491
General and administrative	855,494	3,984,191	(2,292,213)	—		2,547,472
Depreciation and amortization	1,351,054	4,697,943	(3,715,222)	17,198,056	(i)	19,531,831
Total expenses	5,109,699	49,694,675	(25,399,843)	25,898,918		55,303,449

Interest income	2,748,918	344,210	(344,151)	78,758	(j)	2,827,735
Minority interest	90,935	—	—	1,759,806	(k)	1,850,741
Net income (loss)	$2,390,818	$9,168,213	$163,905	$(13,037,769)		$(1,314,833)

Weighted average shares outstanding:
Basic	9,629,398			27,387,426	(l)	37,016,824
Diluted	9,646,771			27,370,053	(l)	37,016,824

Earnings (loss) per share:
Basic	$0.25					$(0.04)
Diluted	$0.25					$(0.04)

See accompanying Unaudited Notes to Pro Forma Consolidated Statement of Operations.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2006

Unaudited Notes to Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006

a.               Reflects our historical operations for the year ended December 31, 2006.

b.              Reflects the historical revenues and certain expenses of each acquired property, as if they had been acquired on January 1, 2006.

c.               Reflects the reversal of the majority of the historical operations of Chase Park Plaza that will not continue due to our lease of the hotel portion of the property and all of its management and operations to the minority interest owner and the planned renovation and redevelopment of the residential portion of Chase Park Plaza into condominiums.

d.              Reflects the pro forma straight-line amortization of the above-market and below-market lease values for each acquired property over their estimated useful lives ranging from 2 to 9 years, the pro forma straight-line base rental revenue associated with the lease of Chase Park Plaza, and the amortization of room and banquet backlog at the Lodge & Spa at Cordillera.

e.               Represents:  (1) interest expense associated with the $55 million of long-term debt assumed in connection with the purchase of Chase Park Plaza and the amortization of deferred financing costs (the long-term debt bears interest at a fixed rate of 5.2% per annum); (2) interest expense associated with the $52.1 million of debt obtained in connection with the purchase of Santa Clara Tech Center and the amortization of deferred financing costs (the debt bears interest at a fixed rate of 7.07% per annum); and (3) interest expense associated with the $29.9 million of debt assumed in connection with the purchase of Frisco Square and the amortization of deferred financing costs (the debt bears interest at a weighted average rate of 8.7% per annum). The deferred financing costs of approximately $296,000 are amortized over the term of the related debt using a method that approximates the effective interest method.

f.                 Reflects the pro forma amortization of the property tax abatement value for Chase Park Plaza.

g.              Reflects the property management fees associated with the current management of each acquired property less the reversal of historical property management fees.

h.              Reflects the asset management fees associated with current management of each acquired property.

i.                  Reflects the depreciation and amortization of each acquired property using the straight-line method over the estimated useful lives as follows:

Estimated Useful Life
Description	(in years)
Building	25 - 39
Site improvements	15
Furniture, fixtures, and equipment	5 - 7
Trademark / Trade name	20

j.                  Reflects the interest income associated with an approximately $1.7 million loan advanced to the minority interest owner of Chase Park Plaza in connection with the hotel lease for working capital, inventory, and other operational matters.

k.               Reflects the minority interests in Chase Park Plaza, the Lodge & Spa at Cordillera, and Frisco Square.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2006

l.                  Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of our property investments. The adjustment is computed as follows:

Cash needed to acquire 12600 Whitewater	$9,040,524
Cash needed to acquire Ferncroft Corporate Center	27,836,297
Cash needed to acquire Chase Park Plaza	47,015,127
Cash needed to acquire Bent Tree Green	12,032,922
Cash needed to acquire Las Colinas Commons	16,406,126
Cash needed to acquire Santa Clara Tech Center	21,982,107
Cash needed to acquire an interest in Royal Island	22,225,753
Cash needed to acquire 5000 S. Bowen Road	18,966,772
Cash needed to acquire the Lodge & Spa at Cordillera	35,675,329
Cash needed to acquire Rio Salado Business Center	7,379,759
Cash needed to acquire Frisco Square	37,060,451
Cash needed to acquire the Houston Portfolio	73,828,565
$329,449,732

Net cash received from each share of common stock issued	$8.90 (1)
Basic
Common stock needed to purchase the properties listed above	37,016,824
Less historical weighted average of common stock outstanding at December 31, 2006	(9,629,398)
27,387,426
Diluted
Common stock needed to purchase the properties listed above	37,016,824
Less historical weighted average of common stock outstanding at December 31, 2006	(9,646,771)
27,370,053

(1)   Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.20 broker-dealer fees per share, and $0.20 organization and offering costs per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: October 25, 2007	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer